UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  November 14, 2014

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events.

On November 17, 2014, the Company issued a press release announcing the completion of its 10b5-1 share repurchase plan previously announced on April 9, 2014, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

As described in Item 8.01 of this Current Report on Form 8-K, the following Exhibit is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

99.1 Jewett-Cameron Trading Company Ltd. press release announcing the completion of its share repurchase plan, dated November 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2014

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/ "Donald M. Boone"

Name: Donald Boone

Title: President/Chief Executive Officer/Director

Date: November 17, 2014

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/ "Murray G. Smith"

Name: Murray G. Smith

Title: Chief Financial Officer

EXHIBIT INDEX

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EXHIBIT NO.

DESCRIPTION

99.1

Press Release of Jewett-Cameron Trading Company Ltd. dated November 17, 2014